Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



FIXED INCOME

[Fixed Income Artwork]


Annual Report
2002

DELAWARE
Corporate Bond Fund

DELAWARE
Extended Duration Bond Fund



[Logo]
POWERED BY RESEARCH.(SM)

Table
   of Contents

Letter to Shareholders                      1

Portfolio Management Review                 3

New At Delaware                             6

Performance Summary                         7

Financial Statements:

   Statements of Net Assets                 9

   Statements of Assets and
     Liabilities                           16

   Statements of Operations                17

   Statements of Changes
     in Net Assets                         18

   Financial Highlights                    19

   Notes to Financial
     Statements                            27

   Report of Independent
     Auditors                              31

Board of Trustees/Officers                 32

   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
   Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each center of expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                     Delaware Corporate Bond Fund
   to Shareholders                         Delaware Extended Duration Bond Fund
                                           August 13, 2002


Recap of Events
It was another positive year for most bond investors, who have recently found themselves benefiting from global uncertainties and a U.S. stock market that's in retreat. Over the past year, as corporate scandals and current events dampened investors' enthusiasm for stocks, bonds again became attractive - arguably to the point of becoming fashionable.

  "WITH EQUITIES STRUGGLING THIS PAST SPRING AND SUMMER, DEMAND HAS BEEN
   INCREASINGLY ROBUST IN THE FIXED-INCOME MARKETS."

It has been a long road traveled to reach this point. The bond markets' day-to-day functions were severely affected in the days following last fall's terrorist attacks, but the market showed its resilience by quickly returning to normal. Bond market volatility was acute following September 11, and particularly so after October 31, when the U.S. Treasury announced that it would no longer issue 30-year bonds, forcing investors to look only to the existing supply of long debt.

With equities struggling this past spring and summer, demand has been increasingly robust in the fixed-income markets. Major U.S. stock indexes are deeply entrenched in negative territory year-to-date. As a result, investors poured $73.9 billion into bond funds during 2002's first half (Source: AMG Data Services). The Lehman Brothers Aggregate Bond Index, a good measure of the broad U.S. fixed-income market, turned in a gain of +7.53% for the 12-month period ended July 31, 2002. During the last three months of the period, the index gained close to three percentage points.

The slow pace of new issuance of corporate bonds in the second quarter hints that a sharp slowdown has occurred in corporate debt growth. According to ratings agency Moody's Investors Service, much of the $234 billion annualized net corporate bond issuance in 2002's first quarter was used to refinance short-term obligations as opposed to increasing total debt.

As of July 31, 2002, the two-year U.S. Treasury note was yielding 2.19% and the 10-year note 4.44%. The 30-year Treasury bond yield was at 5.31%.

Meanwhile, the high rate of corporate bond defaults seen in recent years continued into 2002. Moody's reported the rate of debt defaults for 2002's first half at 10.3%. However, the rate seems to finally be in decline, once the much-troubled telecommunications industry is factored out of the calculation.

Delaware Corporate Bond Fund posted a total return of +4.02% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended July 31, 2002. The Fund underperformed its benchmark index, the Lehman Brothers U.S. Credit Index, which rose +6.89% during the fiscal year. As of July 31, 2002, Delaware Corporate Bond Fund's SEC 30-day yield was 6.32% (Class A shares).

Delaware Extended Duration Bond Fund earned a total return of +3.16% (Class A shares at net asset value with distributions reinvested) for the same fiscal year. Its performance was less than that of its benchmark index, the Lehman Brothers Long U.S. Credit Index, which was up +5.87% for the 12-month period. Delaware Extended Duration Bond Fund's SEC 30-day yield was 7.28% (Class A shares). Both Funds outperformed their peer group, the Lipper Corporate Debt Funds BBB-rated Average, which posted a gain of +2.32%.

Total Return
For the period ended July 31, 2002                                  One Year
Delaware Corporate Bond Fund-- Class A Shares                        +4.02%
Delaware Extended Duration Bond Fund-- Class A Shares                +3.16%
Lipper Corporate Debt Funds BBB-rated Average (168 funds)            +2.32%
Lehman Brothers U.S. Credit Index                                    +6.89%
Lehman Brothers Long U.S. Credit Index                               +5.87%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 7 and 8. The Lipper Corporate Debt Funds BBB-rated Average represents the average return of all active corporate bond funds with similar credit ratings and investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook
While weak economic data recently left open the possibility of the economy sliding back into recession, the consensus GDP forecast for the remainder of 2002 is for continued growth --a scenario we still consider to be the more likely outcome as the year progresses. Assuming the recovery is able to continue at its tempered pace, we expect a gradual return of confidence in corporations, which we think should eventually provide a lift to both the equity and corporate bond markets.

In the short-term, the Federal Reserve is likely to keep the fed funds target rate low, or perhaps even reduce it, if faced with an additional wave of ominous data. A continuation of low rates would bode well for your Fund over the near term, as rising interest rates are typically not a welcome sign for bond investors. Going forward, you can expect Fund management to retain its intensive focus on the research process, as the credit environment remains tight and the cost of borrowing high for U.S. corporations.

Economic growth for the first quarter of this year was recently revised downward to a yearly rate of +5.0%, while second quarter gross domestic product was significantly less --reported in late July at just +1.1% (Source: U.S. Department of Commerce). The economy has now officially come through the 2001 recession, and the consensus forecast is for recovery. However, data released lately suggests that a "double-dip" recession, if not yet a likelihood, is still a possibility. Investors and traders alike continue to monitor the economic data for a sense of direction.

For investors seeking attractive income streams from a portfolio of high-quality corporate debt investments, we believe Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund will continue to be excellent investment vehicles in the months ahead.

Thank you for your continued commitment to Delaware Investments.

Sincerely,



/s/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr. Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                   Delaware Corporate Bond Fund
   Management Review                        Delaware Extended Duration Bond Fund
                                            August 13, 2002

Fund Manager
Ryan K. Brist
Vice President/Portfolio Manager

The Funds' Results
Your Funds' fiscal year was a memorable period in the financial markets. A significant event was the transition of the economy from a condition of weakness to one of apparent strength. Recently released data from the U.S. Department of Commerce reveals that the economy, as measured by gross domestic product, recorded negative growth for the first three quarters of 2001. Since the final quarter of last year, and including the first half of 2002, the economy appears to be on the rebound, albeit at a modest pace. In fact, government data reveals that GDP growth in the second quarter of this year came in at a +1.1% annualized rate, somewhat below market expectations (Source: U.S. Department of Commerce).

The generally positive news on the economic front has come about, at least in part, due to low interest rates. The fed funds rate remained at 1.75% throughout the period of this report. To a slightly lesser degree, longer-term interest rates also fell. With historically low mortgage rates, the housing market experienced considerable strength during the period.

Despite relative vitality in some sectors of the economy, the stock market has declined since approximately March of this year. One major cause has been diminished investor trust, owing to a spate of negative financial news concerning accounting scandals, acts of corporate malfeasance and conflicts of interest on Wall Street. Also troubling investors is the degree to which corporate earnings have failed to sufficiently bounce back from their pre-recession levels. The poor showing of stocks so far this year, as with the S&P 500 Index's midyear decline of -23.62%, has caused some investors to rediscover the merits of investing in bonds. Indeed, cash flows into your Fund may have been aided by asset reallocation from stocks to the comparatively lesser risk of fixed-income securities.

Strength in the bond market, for much of the period, could also be attributed to corporations' increased use of relatively cheap longer-term debt to strengthen their balance sheets and meet other shorter-term financing requirements.

For the 12-month period, Delaware Corporate Bond Fund returned +4.02% and Delaware Extended Duration Bond Fund gained +3.16% (both figures are for Class A shares at net asset value with distributions reinvested) during the fiscal year ended July 31, 2002. For comparison, the Funds outperformed their peer group, the Lipper Corporate Debt Funds BBB-rated Average (168 funds), which rose +2.32% for the 12-month period. Delaware Corporate Bond Fund's benchmark index, the Lehman Brothers U.S. Credit Index gained +6.89% during the fiscal year. The benchmark index for Delaware Extended Duration Bond Fund, the Lehman Brothers Long U.S. Credit Index, was up +5.87% for the same period.

Portfolio Highlights
We believe both Funds benefited from the conservative approach we took during the period. We attempt to add value for our shareholders by offering portfolios constructed with little variation in duration relative to the Funds' benchmark indexes (duration is a measure of a bond or bond fund's sensitivity to interest rate changes). We also believe strongly in finding a sound balance between the average quality of a portfolio's bonds, the level and stability of its income stream, and preservation of investor capital.

Delaware has long been known as an asset management firm that prides itself on strong, in-house fundamental research. In our view, your Funds have benefited from this approach. With 18 credit analysts associated with our team, we continuously monitor the bond market not only for opportunities, but also for those isolated incidents when a bond issue may experience downward pressures with regard to price. We believe this close monitoring of the market's pulse benefited the Funds' performance during the period, as we were able to liquidate our positions in WorldCom and Qwest bonds well before these companies' financial woes contributed to a considerable decline in their bond market values.

This same attention to market fundamentals allowed us to benefit from the purchase of Tyco International bonds. The company has recently restructured its management team, which we believe may help its future performance.

Our management style did not change appreciably during the period with respect to the composition of the Funds. We did increase the Funds' exposure to non-investment grade bonds somewhat, largely on the belief that the economy continues to show modest strengthening and that such securities represent better value than higher-grade corporate issues going forward. We also slightly increased the Funds' exposure to emerging market bonds.

================================================================================
A LOOK AT CREDIT QUALITY PERFORMANCE
Total returns for Salomon Smith Barney's corporate bond indexes show that investment-grade corporate bonds (BBB and above) have outperformed higher-yielding, non-investment-grade bonds recently on the basis of total return. Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, which seek to provide total return through a combination of income and capital appreciation, had average credit-quality ratings of BBB as of July 31, 2002.

As of July 31, 2002
------------------------------------------------------------
Credit Index        Six Month Return         One Year Return
------------------------------------------------------------
High Grade              +4.46%                   +8.06%
------------------------------------------------------------
AAA/AA                  +5.14%                   +8.98%
------------------------------------------------------------
AAA                     +5.01%                   +8.51%
------------------------------------------------------------
AA                      +5.17%                   +9.10%
------------------------------------------------------------
A                       +4.43%                   +7.55%
------------------------------------------------------------
BBB                     -3.29%                   -1.06%
------------------------------------------------------------
BBB/BB                  -6.39%                   -2.85%
------------------------------------------------------------
High Yield              -11.25%                  -10.66%
------------------------------------------------------------
Source: Salomon Smith Barney
================================================================================

Delaware Corporate Bond Fund
Top 10 Corporate Bond Sectors
As of July 31, 2002

                                                Percentage
Sector                                         of Net Assets
-------------------------------------------------------------
Financial                                          12.75%
-------------------------------------------------------------
Energy                                             11.14%
-------------------------------------------------------------
Utilities                                          10.17%
-------------------------------------------------------------
Telecommunications                                  9.84%
-------------------------------------------------------------
Cable, Media & Publishing                           8.14%
-------------------------------------------------------------
Food, Beverage & Tobacco                            5.82%
-------------------------------------------------------------
Banking                                             4.83%
-------------------------------------------------------------
Metals & Mining                                     4.59%
-------------------------------------------------------------
Chemicals                                           2.96%
-------------------------------------------------------------
Retail                                              2.23%
-------------------------------------------------------------

Delaware Extended Duration Bond Fund
Top 10 Corporate Bond Sectors
As of July 31, 2002

                                                Percentage
Sector                                         of Net Assets
-------------------------------------------------------------
Financial                                          15.09%
-------------------------------------------------------------
Telecommunications                                 12.06%
-------------------------------------------------------------
Energy                                             12.00%
-------------------------------------------------------------
Utilities                                           8.32%
-------------------------------------------------------------
Cable, Media & Publishing                           7.17%
-------------------------------------------------------------
Metals & Mining                                     6.58%
-------------------------------------------------------------
Banking                                             5.34%
-------------------------------------------------------------
Food, Beverage & Tobacco                            4.25%
-------------------------------------------------------------
Paper & Forest Products                             3.37%
-------------------------------------------------------------
Automobiles & Automotive Parts                      3.30%
-------------------------------------------------------------

Outlook
We maintain a positive outlook for the Funds' new fiscal year. Though uncertainty in the technology and telecommunications sectors had a negative impact on June's bond supply, we do not believe the markets for corporate fixed-income investments will experience any long-term problems with supply and liquidity.

We do not foresee any significant interest rate-related concerns working against the bond markets either, as we move further into the calendar year's second half. Inflation, a nemesis of bond funds, continues to be muted, and Federal Reserve policy at the moment appears to be one of standing pat on short-term interest rates. Barring any significant structural or secular changes within the bond markets, which we do not envision, we believe an interest rate move by the Fed will not likely occur until some time in 2003. Whatever conditions the bond market may present to us as we move into your Funds' new fiscal year, we stand ready to accept any challenge and will continue a strict vigilance over your investments.

================================================================================
DELAWARE CORPORATE BOND FUND
PORTFOLIO CHARACTERISTICS
July 31, 2002
-------------------------------------------------------------
Current SEC 30-Day Yield*                          6.32%
-------------------------------------------------------------
Average Duration**                                 4.90 years
-------------------------------------------------------------
Average Maturity***                                9.04 years
-------------------------------------------------------------
Average Credit Quality                             BBB
-------------------------------------------------------------
Portfolio Turnover+                                1,044%
-------------------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current SEC 30-day yields as of July 31, 2002 for Class B, Class C, and Institutional Class shares were 5.86%, 5.86%, and 6.89%, respectively.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

  +The Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The Fund has, in the past, experienced portfolio turnover rates that were significantly in excess of 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors.
================================================================================


================================================================================
DELAWARE EXTENDED DURATION BOND FUND
PORTFOLIO CHARACTERISTICS
July 31, 2002
-------------------------------------------------------------
Current SEC 30-Day Yield*                7.28%
-------------------------------------------------------------
Average Duration**                       6.98 years
-------------------------------------------------------------
Average Maturity***                      15.58 years
-------------------------------------------------------------
Average Credit Quality                   BBB
-------------------------------------------------------------
Portfolio Turnover+                      923%
-------------------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current SEC 30-day yields as of July 31, 2002 for Class B, Class C, and Institutional Class shares were 6.88%, 6.88%, and 7.91%, respectively.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

  +The Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The Fund has, in the past, experienced portfolio turnover rates that were significantly in excess of 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio in the course of a year, or frequently traded securities. High turnover can result in increased transaction costs and tax liability for investors.
================================================================================

New
   at Delaware
================================================================================
Simplify your life.
   SIGN UP FOR DELAWARE'S NEW
                    eDelivery!


No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

                                                               [Graphic Omitted]
                                                                 e:delivery logo

To sign up for Delaware eDelivery:

1.  Go to www.delawareinvestments.com/edelivery

2.  Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.
================================================================================

Delaware
   Corporate Bond Fund

Fund Basics
As of July 31, 2002

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide investors with total return.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$88.39 million
--------------------------------------------------------------------------------
Number of Holdings:
167
--------------------------------------------------------------------------------
Fund Start Date:
September 15, 1998
--------------------------------------------------------------------------------
Your Fund Manager:
Ryan K. Brist joined Delaware Investments in 2000. Previously, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group, and as an Analyst in oil/gas investment banking for Dean Witter Reynolds in New York. Mr. Brist is a graduate of Indiana University and a CFA charterholder.
--------------------------------------------------------------------------------

Nasdaq Symbols:
Class A DGCAX
Class B DGCBX
Class C DGCCX

Fund Performance
Average Annual Total Returns

Through July 31, 2002                         Lifetime                 One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                          +5.09%                  +4.02%
Including Sales Charge                          +3.80%                  -0.96%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
Excluding Sales Charge                          +4.35%                  +3.25%
Including Sales Charge                          +3.69%                  -0.64%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
Excluding Sales Charge                          +4.35%                  +3.24%
Including Sales Charge                          +4.35%                  +2.27%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.
The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.
Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.
The average annual total returns for the lifetime and one-year periods ended July 31, 2002 for Delaware Corporate Bond Fund's Institutional Class were +5.36% and +4.29%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
An expense limitation was in effect for all classes of Delaware Corporate Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.
The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Nasdaq Institutional Class symbol: DGCIX

Performance of a $10,000 Investment
September 15, 1998 (Fund's inception) through July 31, 2002


                Delaware Corporate      Lehman Brothers
               Bond Fund - Class A        U.S. Credit
               -------------------      ---------------
Sept. 98           $ 9,775                  $10,000
  Jan-99           $ 9,936                  $10,155
  Jul-99           $ 9,498                  $ 9,774
  Jan-00           $ 9,602                  $ 9,826
  Jul-00           $ 9,767                  $10,247
  Jan-01           $10,553                  $11,082
  Jul-01           $11,105                  $11,665
  Jan-02           $11,472                  $12,010
  Jul-02           $11,552                  $12,215


Chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers U. S. Credit Index at that month's end, September 30, 1998. After September 30, 1998, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers U.S. Credit Index is an unmanaged composite of investment grade corporate and non- corporate bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Past performance is not a guarantee of future results. You cannot invest directly in an index.

Delaware
   Extended Duration Bond Fund

Fund Basics
As of July 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide investors with total return.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$66.14 million
--------------------------------------------------------------------------------
Number of Holdings:
105
--------------------------------------------------------------------------------
Fund Start Date:
September 15, 1998
--------------------------------------------------------------------------------
Your Fund Manager:
Ryan K. Brist
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DEEAX
Class B DEEBX
Class C DEECX

Fund Performance
Average Annual Total Returns

Through July 31, 2002                         Lifetime               One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                         +4.50%                 +3.16%
Including Sales Charge                         +3.22%                 -1.70%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
Excluding Sales Charge                         +3.73%                 +2.37%
Including Sales Charge                         +3.08%                 -1.47%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
Excluding Sales Charge                         +3.77%                 +2.37%
Including Sales Charge                         +3.77%                 +1.41%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.
The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.
Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.
The average annual total returns for the lifetime and one-year periods ended July 31, 2002 for Delaware Extended Duration Bond Fund Institutional Class were +4.76% and +3.43%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
An expense limitation was in effect for all classes of Delaware Extended Duration Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.
The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Nasdaq Institutional Class symbol: DEEIX

Performance of a $10,000 Investment
September 15, 1998 (Fund's inception) through July 31, 2002


               Delaware Extended        Lehman Brothers
               Duration Bond Fund          Long U.S.
                - Class A shares         Credit Index
               -------------------      ---------------
Sept. 98           $ 9,827                  $10,000
  Jan-99           $ 9,957                  $10,223
  Jul-99           $ 9,273                  $ 9,526
  Jan-00           $ 9,312                  $ 9,517
  Jul-00           $ 9,465                  $ 9,974
  Jan-01           $10,368                  $10,864
  Jul-01           $10,955                  $11,447
  Jan-02           $11,396                  $11,857
  Jul-02           $11,301                  $11,691

Chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Long U.
S. Credit Index at that month's end, September 30, 1998. After September 30, 1998, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Long U.S. Credit Index is an unmanaged composite of corporate and non-corporate fixed-income securities that are rated investment grade and have at least 10 years to final maturity. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Past performance is not a guarantee of future results. You cannot invest directly in an index.

Statements                                        Delaware Corporate Bond Fund
   of Net Assets                                  July 31, 2002


                                                     Principal         Market
                                                       Amount          Value
Asset-Backed Securities - 0.73%
   Citicorp Mortgage Securities
     2002-01 B4 6.25% 1/25/32                       $   298,457     $   241,598
   Morgan Stanley Dean Witter Capital
     2001-NC3N N 12.75% 10/25/31                        195,801         200,370
     2001 -NC1N N 12.75% 10/25/31                       157,220         158,399
                                                                    -----------
Total Asset-Backed Securities
     (cost $577,973)                                                    600,367
                                                                    -----------

Collateralized Mortgage Obligations - 1.07%
   Commercial Series 00-C1 A1
     7.206% 9/15/08                                      62,538          68,107
   Merrill Lynch Mortgage Trust 02 MW1 J
     5.695% 7/12/34                                     130,000         103,106
   Prudential Securities Secured
     Financing 98-C1 J
     7.365% 5/15/13                                     150,000         118,383
   Wachovia Bank Commercial
     Mortgage Trust
     2002-C1A J 6.29% 4/15/34                           335,000         279,097
     2002-C1A H 6.29% 4/15/34                           440,000         379,362
                                                                    -----------
Total Collateralized
   Mortgage Obligations
   (cost $881,956)                                                      948,055
                                                                    -----------
Corporate Bonds - 84.44%
Aerospace & Defense - 0.08%
   Sequa 9.00% 8/1/09                                    70,000          68,775
                                                                    -----------
                                                                         68,775
                                                                    -----------
Automobiles & Automotive Parts - 1.94%
   Ford Motor 7.45% 7/16/31                           1,885,000       1,694,168
   Venture Holdings Trust
     12.00% 6/1/09                                       50,000          19,250
                                                                    -----------
                                                                      1,713,418
                                                                    -----------
Banking - 4.83%
   Banco Santander 6.50% 11/1/05                        150,000         158,611
   Bank of Hawaii 6.875% 6/1/03                         190,000         195,802
   BB&T 6.50% 8/1/11                                    655,000         701,199
   National City Bank of Pennsylvania
     6.25% 3/15/11                                      350,000         363,188
   North Fork Bancorporation
     5.875% 8/15/12                                     670,000         668,285
   Popular North Amercia
     6.125% 10/15/06                                    695,000         728,433
   Regions Financial
     6.375% 5/15/12                                   1,375,000       1,451,654
                                                                    -----------
                                                                      4,267,172
                                                                    -----------
Building & Materials - 0.52%
   York International 6.625% 8/15/06                    430,000         458,504
                                                                    -----------
                                                                        458,504
                                                                    -----------
                                                     Principal         Market
                                                       Amount          Value
Corporate Bonds (continued)
Cable, Media & Publishing - 8.14%
   ABC Family Worldwide
        9.25% 11/1/07                                $  260,000     $   273,650
        10.25% 11/1/07                                  398,143         422,031
   AOL Time Warner
        5.625% 5/1/05                                   120,000         104,830
        7.70% 5/1/32                                    685,000         528,882
   CBS 8.625% 8/1/12                                    500,000         603,629
   Charter Communications
        10.00% 4/1/09                                    75,000          47,250
   Comcast Cable Communications
        6.75% 1/30/11                                   485,000         420,018
   Continental Cablevision
        9.50% 8/1/13                                    500,000         452,598
   Liberty Media
        7.75% 7/15/09                                   685,000         655,553
        8.25% 2/1/30                                    350,000         296,440
   Mediacom Broadband
        11.00% 7/15/13                                   90,000          72,900
   News America
        8.45% 8/1/34                                    255,000         278,974
   Rogers Cable 7.875% 5/1/12                         1,235,000       1,044,354
   Scholastic 5.75% 1/15/07                             870,000         899,711
   Thomson 5.75% 2/1/08                                 600,000         614,113
   Walt Disney 7.00% 3/1/32                             490,000         481,856
                                                                    -----------
                                                                      7,196,789
                                                                    -----------
Chemicals - 2.96%
   IMC Global 6.55% 1/15/05                              90,000          82,547
   Praxair 6.15% 4/15/03                                210,000         215,427
   Rohm & Haas 6.95% 7/15/04                            160,000         171,445
  +SOI Funding 144A 11.25% 7/15/09                      600,000         543,000
   Solutia 6.50% 10/15/02                             1,280,000       1,280,001
   Valspar 6.00% 5/1/07                                 315,000         327,107
                                                                    -----------
                                                                      2,619,527
                                                                    -----------
Computers & Technology - 0.56%
   Hewlett-Packard 5.50% 7/1/07                         495,000         495,279
                                                                    -----------
                                                                        495,279
                                                                    -----------
Consumer Products - 1.84%
   American Greetings
        6.10% 8/1/28                                    435,000         392,588
        11.75% 7/15/08                                  170,000         183,175
   Fortune Brands 7.125% 11/1/04                        400,000         430,411
   Maytag 6.875% 12/1/06                                565,000         620,580
                                                                    -----------
                                                                      1,626,754
                                                                    -----------
Electronics & Electrical Equipment - 0.44%
   Johnson Controls 5.00% 11/15/06                      380,000         386,775
                                                                    -----------
                                                                        386,775
                                                                    -----------
Energy - 10.79%
   Burlington Resources 5.70% 3/1/07                    420,000         439,984
   Colonial Pipeline 7.63% 4/15/32                    1,010,000       1,070,925
   El Paso
        7.00% 5/15/11                                   485,000         364,404
      +144A 7.875% 6/15/12                              320,000         246,861

Statements                                         Delaware Corporate Bond Fund
   of Net Assets (continued)
                                                       Principal       Market
                                                        Amount          Value
Corporate Bonds (continued)
Energy (continued)
   +El Paso Natural Gas 144A
        8.375% 6/15/32                               $  235,000      $  209,371
    Kerr-McGee 5.875% 9/15/06                           230,000         241,869
    Marathon Oil 5.375% 6/1/07                          265,000         271,642
    Nabors Industries 6.80% 4/15/04                     380,000         401,149
    National Fuel Gas 7.30% 2/18/03                     205,000         210,193
    Nexen 7.875% 3/15/32                                820,000         853,656
   +Northern Border Pipeline 144A
        6.25% 5/1/07                                    540,000         552,684
    Occidental Petroleum 5.875% 1/15/07                 590,000         618,301
    Oneok 7.75% 8/15/06                                 945,000       1,038,186
    Swift Energy 9.375% 5/1/12                           60,000          57,000
    Tennessee Gas Pipeline
        8.375% 6/15/32                                  155,000         138,103
   +Transcontinental Gas Pipe Line 144A
        8.875% 7/15/12                                1,410,000       1,226,699
    Transocean 6.75% 4/15/05                            625,000         671,495
    Union Oil of California 6.375% 2/1/04               195,000         203,364
    Valero Energy 6.125% 4/15/07                        350,000         369,005
    Western Atlas 7.875% 6/15/04                        230,000         249,416
    Williams 7.50% 1/15/31                              225,000          99,000
                                                                     ----------
                                                                      9,533,307
                                                                     ----------
Environmental Services - 0.06%
   +Synagro Technologies 144A
        9.50% 4/1/09                                     50,000          50,750
                                                                     ----------
                                                                         50,750
                                                                     ----------
Financial - 12.75%
    Amvescap 6.60% 5/15/05                              280,000         301,451
    Boeing Capital
        5.75% 2/15/07                                   425,000         448,489
        6.50% 2/15/12                                   305,000         325,612
    Citigroup
        6.625% 6/15/32                                  905,000         882,199
        7.25% 10/1/10                                   320,000         349,539
    Citigroup Capital III
        7.625% 12/1/36                                  500,000         505,976
   +Erac USA Finance 144A
        7.35% 6/15/08                                 1,075,000       1,170,716
    Ford Motor Credit
        6.875% 2/1/06                                   780,000         788,067
        7.25% 10/25/11                                  695,000         684,894
    General Electric Capital
        6.00% 6/15/12                                 1,150,000       1,171,065
    General Motors Acceptance
        6.125% 2/1/07                                 1,010,000       1,015,848
        7.00% 2/1/12                                  1,600,000       1,591,786
        8.00% 11/1/31                                   850,000         849,113
    International Lease Finance
        5.625% 6/1/07                                   350,000         363,284
    Morgan Stanley Dean Witter
        6.60% 4/1/12                                    790,000         818,703
                                                                     ----------
                                                                     11,266,742
                                                                     ----------

                                                       Principal       Market
                                                        Amount          Value
Corporate Bonds (continued)
Food, Beverage & Tobacco - 5.82%
     Delhaize America 9.00% 4/15/31                  $  315,000      $  332,288
     Kroger 8.15% 7/15/06                               385,000         434,425
     RJ Reynolds Tobacco 7.25% 6/1/12                   740,000         763,709
     Tyson Foods
          6.625% 10/4/04                                590,000         621,575
          8.25% 10/1/11                                 575,000         645,586
     UST
          8.80% 3/15/05                                 595,000         662,502
        +144A 6.625% 7/15/12                            435,000         437,492
     Wendy's
          6.25% 11/15/11                                775,000         811,271
          6.35% 12/15/05                                405,000         433,768
                                                                     ----------
                                                                      5,142,616
                                                                     ----------
Healthcare & Pharmaceuticals - 0.98%
     Anthem
          4.875% 8/1/05                                  95,000          94,673
          6.80% 8/1/12                                  755,000         746,929
     Concentra Operating 13.00% 8/15/09                  20,000          22,500
                                                                     ----------
                                                                        864,102
                                                                     ----------
Healthcare REITs - 0.89%
     Nationwide Health Properties
          7.06% 12/5/06                                 750,000         788,268
                                                                     ----------
                                                                        788,268
                                                                     ----------
Industrial Machinery - 1.32%
     Tyco International 6.375% 10/15/11               1,565,000       1,168,153
                                                                     ----------
                                                                      1,168,153
                                                                     ----------
Insurance - 2.07%
     Fairfax Financial 7.75% 12/15/03                   725,000         667,257
     XL Capital 6.50% 1/15/12                           265,000         267,270
    +Zurich Capital Trust I 144A
          8.376% 6/1/37                               1,000,000         897,513
                                                                     ----------
                                                                      1,832,040
                                                                     ----------
Metals & Mining - 4.59%
     Falconbridge 7.35% 6/5/12                        1,085,000       1,146,821
     Newmont Gold 8.91% 1/5/09                          184,576         209,239
     Newmont Mining 8.625% 5/15/11                      675,000         757,923
    +Oregon Steel Mills 144A
          10.00% 7/15/09                                410,000         418,200
     United States Steel 10.75% 8/1/08                  275,000         287,375
     USX
          9.125% 1/15/13                                560,000         698,548
          9.375% 2/15/12                                430,000         539,685
                                                                     ----------
                                                                      4,057,791
                                                                     ----------
Miscellaneous - 0.93%
    +Science Applications International
          144A 6.25% 7/1/12                             810,000         819,166
                                                                     ----------
                                                                        819,166
                                                                     ----------
Office REITs - 0.55%
     Highwoods Property 6.75% 12/1/03                   170,000         175,258
     Highwoods Realty 8.00% 12/1/03                     300,000         313,728
                                                                     ----------
                                                                        488,986
                                                                     ----------

Statements                                         Delaware Corporate Bond Fund
    of Net Assets (continued)

                                                       Principal        Market
                                                        Amount           Value
Corporate Bonds (continued)
Paper & Forest Products - 1.98%
   Ainsworth Lumber 13.875% 7/15/07                  $   60,000      $   65,100
   Fort James 6.625% 9/15/04                            380,000         355,824
   Georgia Pacific
        8.125% 5/15/11                                  250,000         218,032
        8.875% 5/15/31                                  120,000          99,748
  +Sappi Papier 144A
        6.75% 6/15/12                                   710,000         739,321
  +Weyerhaeuser 144A 5.50% 3/15/05                      265,000         275,607
                                                                     ----------
                                                                      1,753,632
                                                                     ----------
Retail - 2.23%
   Federated Department Stores
        8.125% 10/15/02                                 250,000         252,464
   Gap 5.625% 5/1/03                                    520,000         509,700
   J Crew 13.125% 10/15/08                              600,000         357,000
   Kohls 6.30% 3/1/11                                   480,000         505,037
   Lowes Companies 7.50% 12/15/05                       310,000         345,404
                                                                     ----------
                                                                      1,969,605
                                                                     ----------
Telecommunications - 7.01%
   AT&T
       6.50% 3/15/29                                  1,590,000       1,116,390
      +144A 6.50% 11/15/06                              485,000         441,825
   AT&T Wireless Services
        6.875% 4/18/05                                  130,000         102,771
        8.125% 5/1/12                                   310,000         234,531
   British Telecom 8.875% 12/15/30                      390,000         429,109
  +Cingular Wireless 144A
        7.125% 12/15/31                                 210,000         164,514
   Citizens Communications
        6.375% 8/15/04                                  620,000         528,979
   Insight Midwest 10.50% 11/1/10                       200,000         172,000
  +Intelsat 144A 7.625% 4/15/12                       1,260,000       1,297,151
   Sprint Capital 6.875% 11/15/28                       830,000         570,534
  +Vimplecom 144A 10.45% 4/26/05                        670,000         638,175
                                                                     ----------
                                                                      5,695,979
                                                                     ----------
Textiles, Apparel & Furniture - 0.09%
   Levi Strauss 6.80% 11/1/03                            90,000          82,575
                                                                     ----------
                                                                         82,575
                                                                     ----------
Transportation & Shipping - 1.46%
   American Airlines 6.817% 5/23/11                     560,000         549,058
   Delta Air Lines 7.299% 9/18/06                       730,000         741,999
                                                                     ----------
                                                                      1,291,057
                                                                     ----------
Utilities - 10.17%
   Avista
        7.75% 1/1/07                                    295,000         301,258
        9.75% 6/1/08                                    955,000         997,581
   Carolina Power & Light 6.50% 7/15/12               1,245,000       1,245,387
   Consumers Energy 6.00% 3/15/05                       185,000         167,332
   Detroit Edison 5.05% 10/1/05                         600,000         602,580
   Florida Power 8.00% 12/1/22                        1,005,000       1,046,970
   Great Lakes Power 9.00% 8/1/04                       145,000         154,050

                                                       Principal        Market
                                                        Amount          Value
Corporate Bonds (continued)
Utilities (continued)
     Kinder Morgan Energy Partners
          8.00% 3/15/05                              $  500,000     $   544,988
     NSTAR 8.00% 2/15/10                                415,000         471,088
     PG&E National Energy
          10.375% 5/16/11                               605,000         448,382
     PSE&G Energy
         9.125% 2/10/04                                 815,000         612,701
        +144A 6.25% 5/15/03                             450,000         463,202
     Public Service of Colorado
          6.00% 4/15/03                                 325,000         312,000
     Sempra Energy 6.80% 7/1/04                         355,000         370,047
     Southern Capital 5.30% 2/1/07                      735,000         763,647
    +Westar Energy 144A 7.875% 5/1/07                   520,000         489,600
                                                                    -----------
                                                                      8,990,813
                                                                    -----------
Total Corporate Bonds (cost $75,267,042)                             74,628,575
                                                                    -----------
Foreign Bonds - 9.71%
Argentina - 0.35%
     YPF 8.00% 2/15/04                                  400,000         310,000
                                                                    -----------
                                                                        310,000
                                                                    -----------
Brazil - 2.85%
    +Banco Nac Desenv 144A
          9.625% 12/12/11                               525,000         316,313
     Brazil Development Fund
          9.625% 12/12/11                               190,000         114,475
     Federal Republic of
     Brazil
          3.063% 4/15/24                              2,605,000       1,362,275
          8.00% 4/15/14                                 634,176         330,053
          11.00% 8/17/40                                910,000         402,675
                                                                    -----------
                                                                      2,525,791
                                                                    -----------
Colombia - 0.10%
     Republic of Colombia 10.00% 1/23/12                110,000          89,375
                                                                    -----------
                                                                         89,375
                                                                    -----------
Ecuador - 0.99%
     Republic of Ecuador 5.00% 8/15/30                2,260,000         874,661
                                                                    -----------
                                                                        874,661
                                                                    -----------
France - 2.82%
     France Telecom
          8.25% 3/1/11                                1,190,000       1,194,510
          8.50% 3/1/31                                1,305,000       1,301,619
                                                                    -----------
                                                                      2,496,129
                                                                    -----------
Netherlands - 1.18%
   +Norske Skogindustrier 144A
          7.625% 10/15/11                               970,000       1,042,215
                                                                    -----------
                                                                      1,042,215
                                                                    -----------
Singapore - 0.57%
   +Singapore Telecommunications 144A
          7.375% 12/1/31                                500,000         500,821
                                                                    -----------
                                                                        500,821
                                                                    -----------

Statements                                         Delaware Corporate Bond Fund
   of Net Assets (continued)



                                                       Principal       Market
                                                         Amount         Value
Foreign Bonds (continued)
Venezuela - 0.85%
   Republic of  Venezuela
     2.875% 12/18/07                                    $1,047,602  $   747,299
                                                                    -----------
                                                                        747,299
                                                                    -----------
Total Foreign Bonds (cost $9,547,977)                                 8,586,291
                                                                    -----------
U.S. Treasury Obligations - 1.85%
   U.S. Treasury Note 2.875% 6/30/04                     1,615,000    1,636,513
                                                                    -----------

Total U.S. Treasury Obligations
   (cost $1,625,606)                                                  1,636,513
                                                                    -----------

                                                         Number of
                                                           Shares
Preferred Stock - 0.26%
   Centaur Funding 9.08%                                       250      226,406
                                                                    -----------
Total Preferred Stock
   (cost $252,002)                                                      226,406
                                                                    -----------
Total Market Value of Securities - 98.06%
   (cost $88,152,556)                                                86,626,207
Receivables and Other
   Assets Net of Liabilities - 1.94%                                  1,758,922
                                                                    -----------
Net Assets Applicable to 16,916,529
   Shares Outstanding - 100.00%                                     $88,385,129
                                                                    -----------

Net Asset Value - Delaware Corporate Bond Fund
   Class A ($17,931,641 / 3,432,213 Shares)                               $5.22
                                                                          -----
Net Asset Value - Delaware Corporate Bond Fund
   Class B ($11,709,108 / 2,241,020 Shares)                               $5.22
                                                                          -----
Net Asset Value - Delaware Corporate Bond Fund
   Class C ($6,063,270 / 1,160,478 Shares)                                $5.22
                                                                          -----
Net Asset Value - Delaware Corporate Bond Fund
   Institutional Class ($52,681,110 / 10,082,818 Shares)                  $5.22
                                                                          -----

Components of Net Assets at July 31, 2002:
Shares of beneficial interest
     (unlimited authorization-- no par)                             $93,387,021
Distribution in excess
     of net investment income                                            (4,956)
Accumulated net realized loss on investments                         (3,470,587)
Net unrealized depreciation of investments                           (1,526,349)
                                                                    -----------
Total net assets                                                    $88,385,129
                                                                    ===========

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 7 in "Notes to Financial Statements".

Net Asset Value and Offering Price per Share -
     Delaware Corporate Bond Fund
Net asset value Class A (A)                                               $5.22
Sales charge (4.75% of offering price, or 4.98%
     of amount invested per share) (B)                                     0.26
                                                                          -----
Offering price                                                            $5.48
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statements                                  Delaware Extended Duration Bond Fund
       of Net Assets (continued)            July 31, 2002




                                           Principal         Market
                                             Amount          Value
Collateralized Mortgage Obligations - 1.00%
     Merrill Lynch Mortgage Trust
        5.695% 7/12/34                    $  110,000   $      87,244
     Wachovia Bank Commercial
        Mortgage Trust
        2002-C1A H 6.29% 4/15/34             380,000         327,631
        2002-C1A J 6.29% 4/15/34             295,000         245,772
                                                       -------------
Total Collateralized Mortgage Obligations
     (cost $616,709)                                         660,647
                                                       -------------
Corporate Bonds - 82.50%
Aerospace & Defense - 0.10%
     Sequa 9.00% 8/1/09                       70,000          68,775
                                                       -------------
                                                              68,775
                                                       -------------
Automobiles & Automotive Parts - 3.30%
     Ford Motor 7.45% 7/16/31              2,410,000       2,166,019
     Venture Holdings Trust 12.00% 6/1/09     45,000          17,325
                                                       -------------
                                                           2,183,344
                                                       -------------
Banking - 5.34%
     BB&T                    6.50% 8/1/11    440,000         471,035
     KeyCorp Capital III 7.75% 7/15/29     1,000,000       1,029,149
     National City Bank of Pennsylvania
        6.25% 3/15/11                        350,000         363,188
     North Fork Bancorporation
        5.875% 8/15/12                       555,000         553,579
     Regions Financial 6.375% 5/15/12      1,055,000       1,113,814
                                                       -------------
                                                           3,530,765
                                                       -------------
Cable, Media & Publishing - 7.17%
     AOL     Time Warner 7.70% 5/1/32        600,000         463,255
     CBS 8.625% 8/1/12                       500,000         603,629
     Charter Communications
        10.00% 4/1/09                         70,000          44,100
     Comcast Cable Communications
        6.75% 1/30/11                        400,000         346,407
     Liberty Media
        7.75% 7/15/09                        200,000         191,402
        8.25% 2/1/30                       1,640,000       1,389,030
     Mediacom Broadband 11.00% 7/15/13        85,000          68,850
     News America 8.45% 8/1/34               215,000         235,213
     Viacom 7.875% 7/30/30                   875,000         941,794
     Walt Disney 7.00% 3/1/32                465,000         457,272
                                                       -------------
                                                           4,740,952
                                                       -------------
Chemicals - 2.30%
   +SOI Funding 144A 11.25% 7/15/09          550,000         497,750
     Solutia
        6.50% 10/15/02                       985,000         985,000
        6.72% 10/15/37                        45,000          36,675
                                                       -------------
                                                           1,519,425
                                                       -------------

                                           Principal      Market
                                            Amount        Value
Corporate Bonds (continued)
Consumer Products - 0.81%
     American Greetings
          6.10% 8/1/28                    $  390,000   $     351,975
          11.75% 7/15/08                     170,000         183,175
                                                       -------------
                                                             535,150
                                                       -------------
Energy - 12.00%
    +Burlington Resources Finance 144A
          7.40% 12/1/31                      410,000         436,396
     Colonial Pipeline 7.63% 4/15/32         885,000         938,385
     Devon Financing 7.875% 9/30/31        1,500,000       1,647,048
     El Paso
          7.00% 5/15/11                      435,000         326,836
        +144A 7.875% 6/15/12                 235,000         181,288
    +El Paso Natural Gas 144A
          8.375% 6/15/32                     200,000         178,188
     Nexen 7.875% 3/15/32                    745,000         775,578
     Swift Energy 9.375% 5/1/12               55,000          52,250
     Tennessee Gas Pipeline
          8.375% 6/15/32                     125,000         111,374
     Transcontinental Gas Pipe Line
          144A 8.875% 7/15/12              1,170,000       1,017,900
     Transocean 7.50% 4/15/31              2,000,000       2,139,600
     Williams 7.50% 1/15/31                  305,000         134,200
                                                       -------------
                                                           7,939,043
                                                       -------------
Environmental Services - 0.08%
    +Synagro Technologies 144A
          9.50% 4/1/09                        50,000          50,750
                                                       -------------
                                                              50,750
                                                       -------------
Financial - 15.09%
     Boeing Capital 6.50% 2/15/12            125,000         133,448
     Citigroup 6.625% 6/15/32                785,000         765,222
     Citigroup Capital III 7.625%          1,081,000       1,093,919
     12/1/36
    +Erac USA Finance 144A
          7.35% 6/15/08                    1,035,000       1,127,154
     Ford Motor Credit
          7.25% 10/25/11                   1,000,000         985,459
     General Electric Capital
          6.00% 6/15/12                      995,000       1,013,226
     General Motors Acctepance
          8.00% 11/1/31                    2,900,000       2,896,974
    +HSBC Capital Funding 144A
          10.176% 12/29/49                 1,000,000       1,244,561
     Morgan Stanley Dean Witter
          6.60% 4/1/12                       690,000         715,070
                                                       -------------
                                                           9,975,033
                                                       -------------
Food, Beverage & Tobacco - 4.25%
     Delhaize America 9.00% 4/15/31          275,000         290,092
     RJ Reynolds Tobacco 7.25% 6/1/12        740,000         763,709
     Tyson Foods 8.25% 10/1/11               550,000         617,517
    +UST 144A 6.625% 7/15/12                  355,000         357,033
     Wendy's 6.25% 11/15/11                  750,000         785,102
                                                       -------------
                                                           2,813,453
                                                       -------------

Statements                                  Delaware Extended Duration Bond Fund
       of Net Assets (continued)



                                                       Principal        Market
                                                        Amount          Value
Corporate Bonds (continued)
Healthcare & Pharmaceuticals - 0.97%
     Anthem 6.80% 8/1/12                             $  625,000     $    618,319
     Concentra Operating 13.00% 8/15/09                  20,000           22,500
                                                                    ------------
                                                                         640,819
                                                                    ------------
Healthcare REITs - 0.79%
     Nationwide Health Properties
        7.06% 12/5/06                                   500,000          525,512
                                                                    ------------
                                                                         525,512
                                                                    ------------
Industrial Machinery - 1.47%
     Tyco International 6.375% 10/15/11               1,305,000          974,083
                                                                    ------------
                                                                         974,083
                                                                    ------------
Insurance - 2.02%
     XL Capital 6.50% 1/15/12                           255,000          257,184
    +Zurich Capital Trust I 144A
        8.376% 6/1/37                                 1,200,000        1,077,016
                                                                    ------------
                                                                       1,334,200
                                                                    ------------
Metals & Mining - 6.58%
     Alcan 7.25% 3/15/31                                585,000          626,849
     Falconbridge 7.35% 6/5/12                          895,000          945,995
     Newmont Mining 8.625% 5/15/11                      560,000          628,795
    +Oregon Steel Mills 144A
        10.00% 7/15/09                                  345,000          351,900
     Phelps Dodge 9.50% 6/1/31                          500,000          526,264
     United States Steel 10.75% 8/1/08                  280,000          292,600
     USX 9.375% 5/15/22                                 775,000          981,652
                                                                    ------------
                                                                       4,354,055
                                                                    ------------
Miscellaneous - 1.13%
     Science Applications
     International
        144A 7.125% 7/1/32                              750,000          748,994
                                                                    ------------
                                                                         748,994
                                                                    ------------
Paper & Forest Products - 1.86%
     Ainsworth Lumber 13.875% 7/15/07                    55,000           59,675
     Georgia Pacific
        8.125% 5/15/11                                   30,000           26,164
        8.875% 5/15/31                                  605,000          502,895
    +Sappi Papier 144A
        6.75% 6/15/12                                   615,000          640,398
                                                                    ------------
                                                                       1,229,132
                                                                    ------------
Retail - 0.54%
     J Crew 13.125% 10/15/08                            600,000          357,000
                                                                    ------------
                                                                         357,000
                                                                    ------------
Telecommunications - 8.89%
     AT&T 6.50% 3/15/29                                 675,000          473,939
     AT&T Wireless
        8.125% 5/1/12                                   260,000          196,703
        8.75% 3/1/31                                    680,000          473,314
     British Telecom 8.875% 12/15/30                    805,000          885,725

                                         Principal         Market
                                           Amount          Value
Corporate Bonds (continued)
Telecommunications (continued)
    +Cingular Wireless 144A
        7.125% 12/15/31                  $  540,000      $   423,036
     Citizens Communications
        9.00% 8/15/31                     1,000,000          704,203
     Insight Midwest 10.50% 11/1/10         200,000          172,000
    +Intelsat 144A 7.625% 4/15/12         1,045,000        1,075,811
     Sprint Capital 6.875% 11/15/28       1,345,000          924,540
    +Vimplecom 144A 10.45% 4/26/05          575,000          547,688
                                                         -----------
                                                           5,876,959
                                                         -----------
Textiles, Apparel & Furniture - 0.12%
     Levi Strauss 6.80% 11/1/03              90,000           82,575
                                                         -----------
                                                              82,575
                                                         -----------
Transportation & Shipping - 0.84%
     American Airlines 6.817% 5/23/11       565,000          553,960
                                                         -----------
                                                             553,960
                                                         -----------
Utilities - 6.85%
     Avista 9.75% 6/1/08                    875,000          914,014
     Carolina Power & Light 6.50%         1,035,000        1,035,321
     7/15/12
     Florida Power 8.00% 12/1/22          1,000,000        1,041,759
     NSTAR 8.00% 2/15/10                    345,000          391,628
     PG&E National Energy
        10.375% 5/16/11                     605,000          448,382
     Public Service of Colorado
        6.00% 4/15/03                       285,000          273,600
    +Westar Energy 144A 7.875% 5/1/07       450,000          423,693
                                                         -----------
                                                           4,528,397
                                                         -----------
Total Corporate Bonds
     (cost $55,514,569)                                   54,562,376
                                                         -----------
Foreign Bonds - 11.20%
Brazil - 3.37%
    +Banco Nac Desenv 144A
        9.625% 12/12/11                     510,000          307,275
     Brazil Development Fund
        9.625% 12/12/11                     190,000          114,475
     Brazil Government Discount
        3.063% 4/15/24                    2,160,000        1,129,564
     Federal Republic of Brazil
        8.00% 4/15/14                       640,333          333,258
        11.00% 8/17/40                      780,000          345,150
                                                         -----------
                                                           2,229,722
                                                         -----------
Canada - 1.47%
     Hydro Quebec 8.50% 12/1/29             750,000          974,924
                                                         -----------
                                                             974,924
                                                         -----------
Colombia - 0.12%
     Republic of Colombia 10.00% 1/23/12    100,000           81,250
                                                         -----------
                                                              81,250
                                                         -----------
Ecuador - 1.09%
     Republic of Ecuador 5.00% 8/15/30    1,855,000          717,918
                                                         -----------
                                                             717,918
                                                         -----------

Statements                       Delaware Extended Duration Bond Fund
  of Net Assets (continued)

                                          Principal         Market
                                           Amount           Value
Foreign Bonds (continued)
France - 1.73%
     France Telecom 8.50% 3/1/31         $1,145,000      $ 1,142,034
                                                         -----------
                                                           1,142,034
                                                         -----------
Netherlands - 1.51%
   +Norske Skogindustrier 144A
        7.625% 10/15/11                     930,000          999,237
                                                         -----------
                                                             999,237
                                                         -----------
Singapore - 1.44%
   +Singapore Telecommunications 144A
        7.375% 12/1/31                      950,000          951,559
                                                         -----------
                                                             951,559
                                                         -----------
Venezuela - 0.47%
     Venezuela 9.25% 9/15/27                500,000          310,000
                                                         -----------
                                                             310,000
                                                         -----------
Total Foreign Bonds (cost $8,097,679)                      7,406,644
                                                         -----------
U.S. Treasury Obligations - 3.55%
     U.S. Treasury Bond 5.375% 2/15/31    2,325,000        2,348,978
                                                         -----------
Total U.S. Treasury Obligations
 (cost $2,326,163)                                         2,348,978
                                                         -----------

                                          Number of
                                           Shares
Preferred Stock - 1.37%
     Centaur Funding 9.08%                    1,000          905,625
                                                         -----------
Total Preferred Stock
     (cost $1,046,615)                                       905,625
                                                         -----------

Total Market Value of Securities - 99.62%
     (cost $67,601,735)                                   65,884,270
Receivables and Other
     Assets Net of Liabilities - 0.38%                       252,479
                                                         -----------
Net Assets Applicable to 13,095,304
     Shares Outstanding - 100.00%                        $66,136,749
                                                         -----------

Net Asset Value - Delaware Extended Duration
     Bond Fund Class A
     ($4,628,721 / 916,487 Shares)                             $5.05
                                                               -----
Net Asset Value - Delaware Extended Duration
     Bond Fund Class B
     ($3,412,893 / 675,706 Shares)                             $5.05
                                                               -----
Net Asset Value - Delaware Extended Duration
     Bond Fund Class C
     ($1,431,439 / 283,397 Shares)                             $5.05
                                                               -----
Net Asset Value - Delaware Extended Duration
     Bond Fund Institutional Class
     ($56,663,696 / 11,219,714 Shares)                         $5.05
                                                               -----

Components of Net Assets at July 31, 2002:
Shares of beneficial interest
     (unlimited authorization -- no par)                 $71,984,242
Undistributed net investment income                            1,755
Accumulated net realized loss on investments              (4,131,783)
Net unrealized depreciation of investments                (1,717,465)
                                                         -----------
Total net assets                                         $66,136,749
                                                         ===========

+Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 7 in "Notes to Financial Statements".

Net Asset Value and Offering Price per Share -
     Delaware Extended Duration Bond Fund
Net asset value Class A (A)                                    $5.05
Sales charge (4.75% of offering price, or 4.95%
     of amount invested per share) (B)                          0.25
                                                               -----
Offering price                                                 $5.30
                                                               =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

                                            Delaware Corporate Bond Fund
Statements                                  Delaware Extended Duration Bond Fund
  of Assets and Liabilities                 July 31, 2002




                                                                                  Delaware             Delaware
                                                                                 Corporate         Extended Duration
                                                                                 Bond Fund             Bond Fund
                                                                                -----------           -----------
Assets:
   Investments at market (cost $88,152,557 and $67,601,735 respectively)        $86,626,207           $65,884,270
   Receivables for securities sold                                                6,805,090             6,360,495
   Interest receivable                                                            1,640,923             1,258,498
   Subscriptions receivable                                                         860,000                77,353
   Receivable from DMC                                                               36,305                23,213
                                                                                -----------           -----------
   Total assets                                                                  95,968,525            73,603,829
                                                                                -----------           -----------

Liabilities:
   Payables for securities                                                        6,810,961             6,472,449
   purchased
   Cash overdraft                                                                   417,974               650,422
   Accrued expenses                                                                  77,457                70,359
   Liquidations payable                                                             131,474               147,889
   Distributions payable                                                            145,530               125,961
                                                                                -----------           -----------
   Total liabilities                                                              7,583,396             7,467,080
                                                                                -----------           -----------

Total Net Assets                                                                $88,385,129           $66,136,749
                                                                                ===========           ===========

See accompanying notes

                                           Delaware Corporate Bond Fund
Statements                                 Delaware Extended Duration Bond Fund
  of Operations                            Year Ended July 31, 2002

                                                                                  Delaware             Delaware
                                                                                 Corporate         Extended Duration
                                                                                 Bond Fund             Bond Fund
                                                                                 ---------         -----------------
Investment Income:
   Interest                                                                     $ 5,681,822           $ 5,426,745
   Dividends                                                                         22,700                90,800
                                                                                -----------           -----------
                                                                                  5,704,522             5,517,545
                                                                                -----------           -----------

Expenses:
   Management fees                                                                  376,262               372,587
   Distribution expenses-- Class A                                                   26,658                11,698
   Distribution expenses-- Class B                                                   81,096                21,872
   Distribution expenses-- Class C                                                   35,973                 9,774
   Dividend disbursing and transfer agent fees and expenses                         209,820               132,487
   Registration fees                                                                 37,700                40,200
   Reports and statements to shareholders                                            32,100                46,000
   Accounting and administration fees                                                32,550                29,308
   Custodian fees                                                                    21,080                27,777
   Professional fees                                                                 13,400                12,100
   Trustees' fees                                                                     3,268                 3,450
   Other                                                                              7,629                 4,067
                                                                                -----------           -----------
                                                                                    877,536               711,320
   Less expenses absorbed or waived                                                (317,230)             (292,813)
   Less expenses paid indirectly                                                     (3,855)               (2,527)
                                                                                -----------           -----------
   Total expenses                                                                   556,451               415,980
                                                                                -----------           -----------
Net Investment Income                                                             5,148,071             5,101,565
                                                                                -----------           -----------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain on investments                                               1,090,086               960,545
   Net change in unrealized appreciation/depreciation of investments             (3,395,125)           (3,848,781)
                                                                                -----------           -----------
Net Realized and Unrealized Loss on Investments                                  (2,305,039)           (2,888,236)
                                                                                -----------           -----------
Net Increase in Net Assets Resulting from Operations                            $ 2,843,032           $ 2,213,329
                                                                                ===========           ===========


See accompanying notes

Statements                                 Delaware Corporate Bond Fund
  of Changes in Net Assets                 Delaware Extended Duration Bond Fund




                                                                          Delaware                             Delaware
                                                                          Corporate                       Extended Duration
                                                                          Bond Fund                           Bond Fund
                                                                        --------------                      --------------
                                                                 Year Ended        Year Ended        Year Ended        Year Ended
                                                                   7/31/02          7/31/01            7/31/02           7/31/01

Increase (Decrease) in Net Assets from Operations:
   Net investment income                                        $  5,148,071      $  4,569,109      $  5,101,565      $  4,983,575
   Net realized gain (loss) on investments                         1,090,086          (117,863)          960,545        (1,271,280)
   Net change in unrealized appreciation/depreciation of
   investments                                                    (3,395,125)        3,671,941        (3,848,781)        6,054,985
                                                                ------------      ------------      ------------      ------------
   Net increase in net assets resulting from operations            2,843,032         8,123,187         2,213,329         9,767,280
                                                                ------------      ------------      ------------      ------------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                        (725,537)         (284,322)         (337,516)         (184,327)
     Class B                                                        (490,335)         (193,459)         (141,883)          (41,141)
     Class C                                                        (217,538)          (53,604)          (63,535)          (14,574)
     Institutional Class                                          (3,701,695)       (4,025,537)       (4,453,216)       (4,743,533)
                                                                ------------      ------------      ------------      ------------
                                                                  (5,135,105)       (4,556,922)       (4,996,150)       (4,983,575)
                                                                ------------      ------------      ------------      ------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                      15,314,140         3,975,715         3,141,532         1,863,791
     Class B                                                       9,565,643         3,012,954         2,574,159           798,817
     Class C                                                       4,786,329         1,743,286         1,185,434           384,820
     Institutional Class                                          16,343,326        11,769,102        13,691,709        11,946,481

   Net asset value of shares issued upon
     reinvestment of dividends and
     distributions:
     Class A                                                         425,076           183,787           203,690           111,747
     Class B                                                         236,372           110,221            81,063            26,887
     Class C                                                         126,156            29,747            42,338            10,334
     Institutional Class                                           3,182,038         3,520,423         3,907,387         4,206,053
                                                                ------------      ------------      ------------      ------------
                                                                  49,979,080        24,345,235        24,827,312        19,348,930
                                                                ------------      ------------      ------------      ------------
   Cost of shares repurchased:
     Class A                                                      (2,962,214)       (1,601,344)       (1,880,937)         (776,093)
     Class B                                                      (2,547,415)         (638,376)         (291,763)         (175,761)
     Class C                                                        (503,317)         (323,363)         (147,953)          (90,507)
     Institutional Class                                         (19,737,436)      (19,132,278)      (20,509,096)      (20,634,720)
                                                                ------------      ------------      ------------      ------------
                                                                 (25,750,382)      (21,695,361)      (22,829,749)      (21,677,081)
                                                                ------------      ------------      ------------      ------------
Increase (decrease) in net assets derived from capital share
transactions                                                      24,228,698         2,649,874         1,997,563        (2,328,151)
                                                                 -----------      ------------      ------------      ------------
Net Increase (Decrease) in Net Assets                             21,936,625         6,216,139          (785,258)        2,455,554

Net Assets:
   Beginning of year                                              66,448,504        60,232,365        66,922,007        64,466,453
                                                                ------------      ------------      ------------      ------------
   End of year                                                  $ 88,385,129      $ 66,448,504      $ 66,136,749      $ 66,922,007
                                                                ============      ============      ============      ============


See accompanying notes

                                                                18


Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Corporate Bond Fund Class A Shares

                                                                 Year          Year        Year      9/15/98(1)
                                                                 Ended         Ended       Ended         to
                                                               7/31/02(3)     7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                            $ 5.370       $ 5.070     $ 5.280      $5.500

Income (loss) from investment operations:
Net investment income                                             0.364         0.370       0.353       0.201
Net realized and unrealized gain (loss) on investments           (0.152)        0.299      (0.210)     (0.216)
                                                                -------       -------     -------      ------
Total from investment operations                                  0.212         0.669       0.143      (0.015)
                                                                -------       -------     -------      ------

Less dividends and distributions:
Dividends from net investment income                             (0.362)       (0.369)     (0.353)     (0.201)
Distributions from net realized gain on investments                  --            --          --      (0.004)
                                                                -------       -------     -------      ------
Total dividends and distributions                                (0.362)       (0.369)     (0.353)     (0.205)
                                                                -------       -------     -------      ------

Net asset value, end of period                                  $ 5.220       $ 5.370     $ 5.070      $5.280
                                                                =======       =======     -------      ------

Total return(2)                                                   4.02%        13.72%       2.85%      (0.34%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $17,932       $ 5,596     $ 2,790      $1,377
Ratio of expenses to average net assets                           0.80%         0.80%       0.80%       0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.22%         1.20%       1.27%       1.26%
Ratio of net investment income to average net assets              6.79%         7.16%       6.84%       5.75%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       6.37%         6.76%       6.37%       5.29%
Portfolio turnover                                                1044%          709%        118%        175%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Corporate Bond Fund Class B Shares

                                                                 Year          Year        Year      9/15/98(1)
                                                                 Ended         Ended       Ended         to
                                                               7/31/02(3)     7/31/01     7/31/00     7/31/99
Net asset value, beginning of period                            $ 5.370       $ 5.070     $ 5.280      $5.500

Income (loss) from investment operations:
Net investment income                                             0.325         0.331       0.315       0.171
Net realized and unrealized gain (loss) on investments           (0.152)        0.300      (0.210)     (0.216)
                                                                -------       -------     -------      ------
Total from investment operations                                  0.173         0.631       0.105      (0.045)
                                                                -------       -------     -------      ------

Less dividends and distributions:
Dividends from net investment income                             (0.323)       (0.331)     (0.315)     (0.171)
Distributions from net realized gain on investments                  --            --          --      (0.004)
                                                                -------       -------     -------      ------
Total dividends and distributions                                (0.323)       (0.331)     (0.315)     (0.175)
                                                                -------       -------     -------      ------

Net asset value, end of period                                  $ 5.220       $ 5.370     $ 5.070      $5.280
                                                                =======       =======     =======      ======

Total return(2)                                                   3.25%        12.89%       2.09%      (0.88%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $11,709       $ 4,736     $ 2,057      $1,236
Ratio of expenses to average net assets                           1.55%         1.55%       1.55%       1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.97%         1.95%       2.02%       2.01%
Ratio of net investment income to average net assets              6.04%         6.41%       6.09%       5.00%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       5.62%         6.01%       5.62%       4.54%
Portfolio turnover                                                1044%          709%        118%        175%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Corporate Bond Fund Class C Shares

                                                                  Year          Year        Year      9/15/98(1)
                                                                 Ended         Ended       Ended         to
                                                               7/31/02(3)     7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                            $ 5.370       $ 5.070     $ 5.280      $5.500

Income (loss) from investment operations:
Net investment income                                             0.324         0.331       0.316       0.171
Net realized and unrealized gain (loss) on investments           (0.152)        0.299      (0.210)     (0.216)
                                                                -------       -------     -------      ------
Total from investment operations                                  0.172         0.630       0.106      (0.045)
                                                                -------       -------     -------      ------

Less dividends and distributions:
Dividends from net investment income                             (0.322)       (0.330)     (0.316)     (0.171)
Distributions from net realized gain on investments                  --            --          --      (0.004)
                                                                -------       -------     -------      ------
Total dividends and distributions                                (0.322)       (0.330)     (0.316)     (0.175)
                                                                -------       -------     -------      ------

Net asset value, end of period                                  $ 5.220       $ 5.370     $ 5.070      $5.280
                                                                =======       =======     =======      ======

Total return(2)                                                   3.24%        12.88%       2.10%      (0.88%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $ 6,063       $ 1,804     $   296      $  303
Ratio of expenses to average net assets                           1.55%         1.55%       1.55%       1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.97%         1.95%       2.02%       2.01%
Ratio of net investment income to average net assets              6.04%         6.41%       6.09%       5.00%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       5.62%         6.01%       5.62%       4.54%
Portfolio turnover                                                1044%          709%        118%        175%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           Delaware Corporate Bond Fund Institutional Class Shares

                                                                  Year          Year       Year       9/15/98(1)
                                                                 Ended         Ended       Ended         to
                                                               7/31/02(3)     7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                            $ 5.370         5.070     $ 5.280      $ 5.500

Income (loss) from investment operations:
Net investment income                                             0.378         0.383       0.367        0.212
Net realized and unrealized gain (loss) on investments           (0.152)        0.300      (0.210)      (0.216)
                                                                -------       -------     -------      -------
Total from investment operations                                  0.226         0.683       0.157       (0.004)
                                                                -------       -------     -------      -------

Less dividends and distributions:
Dividends from net investment income                             (0.376)       (0.383)     (0.367)      (0.212)
Distributions from net realized gain on investments                  --            --          --       (0.004)
                                                                -------       -------     -------      -------
Total dividends and distributions                                (0.376)       (0.383)     (0.367)     (0.216)
                                                                -------       -------     -------      -------

Net asset value, end of period                                  $ 5.220       $ 5.370     $ 5.070      $ 5.280
                                                                =======       =======     =======      =======

Total return(2)                                                   4.29%        14.02%       3.12%       (0.14%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $52,681       $54,312     $55,088      $55,201
Ratio of expenses to average net assets                           0.55%         0.55%       0.55%        0.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       0.97%         0.95%       1.02%        1.01%
Ratio of net investment income to average net assets              7.04%         7.41%       7.09%        6.00%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       6.62%         7.01%       6.62%        5.54%
Portfolio turnover                                                1044%          709%        118%         175%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware Extended Duration Bond Fund Class A Shares

                                                                  Year          Year       Year      9/15/98(1)
                                                                 Ended         Ended       Ended         to
                                                               7/31/02(3)     7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                            $ 5.260       $ 4.890     $ 5.150      $ 5.500

Income (loss) from investment operations:
Net investment income                                             0.384         0.369       0.360        0.206
Net realized and unrealized gain (loss) on investments           (0.218)        0.370      (0.260)      (0.347)
                                                                -------       -------     -------      -------
Total from investment operations                                  0.166         0.739       0.100       (0.141)
                                                                -------       -------     -------      -------

Less dividends and distributions:
Dividends from net investment income                             (0.376)       (0.369)     (0.360)      (0.206)
Distributions from net realized gain on investments                  --            --          --       (0.003)
                                                                -------       -------     -------      -------
Total dividends and distributions                                (0.376)       (0.369)     (0.360)      (0.209)
                                                                -------       -------     -------      -------

Net asset value, end of period                                  $ 5.050       $ 5.260     $ 4.890      $ 5.150
                                                                =======       =======     =======      =======

Total return(2)                                                   3.16%        15.76%       2.08%       (2.68%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $ 4,629       $ 3,346     $ 1,948      $ 1,042
Ratio of expenses to average net assets                           0.80%         0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.23%         1.26%       1.23%        1.27%
Ratio of net investment income to average net assets              7.34%         7.38%       7.24%        5.88%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       6.91%         6.92%       6.81%        5.41%
Portfolio turnover                                                 923%          642%        115%         201%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             Delaware Extended Duration Bond Fund Class B Shares

                                                                  Year         Year         Year     9/15/98(1)
                                                                 Ended         Ended       Ended         to
                                                               7/31/02(3)     7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                            $ 5.260       $ 4.890     $ 5.150      $ 5.500

Income (loss) from investment operations:
Net investment income                                             0.343         0.331       0.323        0.172
Net realized and unrealized gain (loss) on investments           (0.218)        0.370      (0.260)      (0.347)
                                                                -------       -------     -------      -------
Total from investment operations                                  0.125         0.701       0.063       (0.175)
                                                                -------       -------     -------      -------

Less dividends and distributions:
Dividends from net investment income                             (0.335)       (0.331)     (0.323)      (0.172)
Distributions from net realized gain on investments                  --            --          --       (0.003)
                                                                -------       -------     -------      -------
Total dividends and distributions                                (0.335)       (0.331)     (0.323)      (0.175)
                                                                -------       -------     -------      -------

Net asset value, end of period                                  $ 5.050       $ 5.260     $ 4.890      $ 5.150
                                                                =======       =======     =======      =======

Total return(2)                                                   2.37%        14.90%       1.32%       (3.28%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $ 3,413       $ 1,175     $   476      $   114
Ratio of expenses to average net assets                           1.55%         1.55%       1.55%        1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.98%         2.01%       1.98%        2.02%
Ratio of net investment income to average net assets              6.59%         6.63%       6.49%        5.13%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       6.16%         6.17%       6.06%        4.66%
Portfolio turnover                                                 923%          642%        115%         201%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             Delaware Extended Duration Bond Fund Class C Shares

                                                                  Year          Year       Year       9/15/98(1)
                                                                 Ended         Ended       Ended         to
                                                               7/31/02(3)     7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                            $ 5.260       $ 4.890     $ 5.150      $ 5.500

Income (loss) from investment operations:
Net investment income                                             0.343         0.331       0.323        0.180
Net realized and unrealized gain (loss) on investments           (0.218)        0.370      (0.260)      (0.347)
                                                                -------       -------     -------      -------
Total from investment operations                                  0.125         0.701       0.063       (0.167)
                                                                -------       -------     -------      -------

Less dividends and distributions:
Dividends from net investment income                             (0.335)       (0.331)     (0.323)      (0.180)
Distributions from net realized gain on investments                  --            --          --       (0.003)
                                                                -------       -------     -------      -------
Total dividends and distributions                                (0.335)       (0.331)     (0.323)      (0.183)
                                                                -------       -------     -------      -------

Net asset value, end of period                                  $ 5.050       $ 5.260     $ 4.890      $ 5.150
                                                                =======       =======     =======      =======

Total return(2)                                                   2.37%        14.88%       1.32%       (3.15%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $ 1,431       $   408     $    87      $    58
Ratio of expenses to average net assets                           1.55%         1.55%       1.55%        1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.98%         2.01%       1.98%        2.02%
Ratio of net investment income to average net assets              6.59%         6.63%       6.49%        5.13%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       6.16%         6.17%       6.06%        4.66%
Portfolio turnover                                                 923%          642%        115%         201%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                        Delaware Extended Duration Bond Fund Institutional Class Shares

                                                                 Year          Year        Year      9/15/98(1)
                                                                 Ended         Ended       Ended         to
                                                               7/31/02(3)     7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                            $ 5.260       $ 4.890     $ 5.150      $ 5.500

Income (loss) from investment operations:
Net investment income                                             0.397         0.382       0.372        0.215
Net realized and unrealized gain (loss) on investments           (0.218)        0.370      (0.260)      (0.347)
                                                                -------       -------     -------      -------
Total from investment operations                                  0.179         0.752       0.112       (0.132)
                                                                -------       -------     -------      -------

Less dividends and distributions:
Dividends from net investment income                             (0.389)       (0.382)     (0.372)      (0.215)
Distributions from net realized gain on investments                  --            --          --       (0.003)
                                                                -------       -------     -------      -------
Total dividends and distributions                                (0.389)       (0.382)     (0.372)      (0.218)
                                                                -------       -------     -------      -------

Net asset value, end of period                                  $ 5.050       $ 5.260     $ 4.890      $ 5.150
                                                                =======       =======     =======      =======

Total return(2)                                                   3.43%        16.05%       2.34%       (2.52%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $56,664       $61,993     $61,955      $55,631
Ratio of expenses to average net assets                           0.55%         0.55%       0.55%        0.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       0.98%         1.01%       0.98%        1.02%
Ratio of net investment income to average net assets              7.59%         7.63%       7.49%        6.13%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       7.16%         7.17%       7.06%        5.66%
Portfolio turnover                                                 923%          642%        115%         201%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

See accompanying notes

Notes                                       Delaware Corporate Bond Fund
  to Financial Statements                   Delaware Extended Duration Bond Fund
                                            July 31, 2002

Delaware Group Income Funds ("the Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and the Delaware Strategic Income Fund. These financial statements and the related notes pertain to the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Funds is to seek to provide investors with total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principles -- As required, effective August 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to August 2001, the Funds were not amortizing premium and were recognizing market discount at disposition on debt securities, which conformed to the Funds' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Funds, but resulted in a $32,269 decrease and $31,150 increase in cost of securities and a corresponding $32,269 increase and $31,150 decrease in net unrealized appreciation for Delaware Corporate Bond Fund and Delaware Extended Duration Fund, respectively, based on securities held by the Funds on August 1, 2001.

In addition, effective August 1, 2001, the Funds adopted the provisions of the Guide that requires gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to August 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the year ended July 31, 2002 were as follows:

                                    Delaware       Delaware
                                   Corporate  Extended Duration
                                   Bond Fund      Bond Fund
                                   ---------      ---------

Net investment income               $25,152       $105,415
Net unrealized appreciation
   (depreciation)                   (94,993)       (81,506)
Net realized gains (losses)          69,841        (23,909)

The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Notes                                       Delaware Corporate Bond Fund
  to Financial Statements (continued)       Delaware Extended Duration Bond Fund


1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended July 31, 2002 were as follows:

                                Delaware       Delaware
                                Corporate  Extended Duration
                                Bond Fund      Bond Fund
                                ---------       ------
Commission reimbursements        $1,803         $1,626
Earnings credits                  2,052            901

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                Delaware        Delaware
                               Corporate    Extended Duration
                               Bond Fund        Bond Fund
                               ---------        ---------
On the first $500 million        0.500%          0.550%
On the next  $500 million        0.475%          0.500%
On the next  $1.5 billion        0.450%          0.450%
In excess of $2.5 billion        0.425%          0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.55% of average daily net assets for each Fund through September 30, 2003.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly based fee on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of the Class A shares' average daily net assets. No distribution expenses are paid by Institutional Class shares.

At July 31, 2002, each Fund had liabilities payable to affiliates as follows:

                                       Delaware          Delaware
                                      Corporate      Extended Duration
                                      Bond Fund          Bond Fund
                                     -----------     ------------------
Receivable from DMC under
   expense limitation agreement       $ 36,305          $ 23,213

Dividend disbursing
   transfer agent fees,
   accounting and other expenses
   payable to DSC                      (37,558)          (20,583)

Other expenses
   payable to DMC and affiliates        (1,675)           (1,533)

For the year ended July 31, 2002, DDLP earned commissions on the sales of the Class A shares for each Fund as follows:

                                       Delaware          Delaware
                                      Corporate      Extended Duration
                                      Bond Fund          Bond Fund
                                     -----------     ------------------
                                       $20,699            $4,243

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended July 31, 2002, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                       Delaware          Delaware
                                      Corporate      Extended Duration
                                      Bond Fund          Bond Fund
                                     -----------     -----------------
Purchases                           $432,426,687      $334,667,553
Sales                                412,374,686       338,360,139

At July 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                       Delaware          Delaware
                                      Corporate      Extended Duration
                                      Bond Fund          Bond Fund
                                     -----------     ------------------
Cost of investments                  $88,376,137        $67,787,050
                                     ===========        ===========
Aggregate
   unrealized appreciation           $ 1,813,495        $ 1,803,305
Aggregate
   unrealized depreciation            (3,563,425)        (3,706,085)
                                     -----------        -----------
Net unrealized
     depreciation                    $(1,749,930)       $(1,902,780)
                                     ===========        ===========

Notes                                       Delaware Corporate Bond Fund
  to Financial Statements (continued)       Delaware Extended Duration Bond Fund




4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ending July 31, 2002 and July 31, 2001 were as follows:

                                    Delaware Corporate
                                        Bond Fund
                                        ---------
                                    2002            2001
Ordinary income                  $5,135,105      $4,556,922
                                 ----------      ----------

                                         Delaware
                                     Extended Duration
                                        Bond Fund
                                        ---------
                                    2002            2001
Ordinary income                  $4,996,150      $4,983,575
                                 ----------      ----------

As of July 31, 2002, the components of net assets on a tax basis were as follows:

                                   Delaware            Delaware
                                  Corporate       Extended Duration
                                  Bond Fund          Bond Fund
                                 -----------      -----------------
Shares of beneficial interest    $93,387,021         $71,984,242
Distribution in excess
  of ordinary income                  (4,956)                 --
Undistributed ordinary income             --               1,755
Capital loss carryforwards        (3,247,006)         (3,946,468)
Unrealized
  depreciation on investments     (1,749,930)         (1,902,780)
                                 -----------         -----------
Net assets                       $88,385,129         $66,136,749
                                 ===========         ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                                   Delaware            Delaware
                                  Corporate       Extended Duration
                                  Bond Fund          Bond Fund
                                 -----------      -----------------
2008                             $1,354,506          $2,233,329
2009                              1,892,500           1,315,765
2010                                     --             397,374

5. Capital Shares
Transactions in capital shares were as follows:

                                               Delaware Corporate
                                                   Bond Fund
                                                   ---------
                                                   Year Ended
                                             7/31/02        7/31/01
Shares sold:
   Class A                                 2,865,441        769,704
   Class B                                 1,792,051        578,725
   Class C                                   895,352        334,553
   Institutional Class                     3,060,909      2,279,925

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                    79,564         35,515
   Class B                                    44,216         21,287
   Class C                                    23,605          5,709
   Institutional Class                       595,929        681,447
                                          ----------     ----------
                                           9,357,067      4,706,865
                                          ----------     ----------
Shares repurchased:
   Class A                                  (555,864)      (312,456)
   Class B                                  (478,053)      (122,987)
   Class C                                   (94,638)       (62,557)
   Institutional Class                    (3,697,340)    (3,703,081)
                                          ----------     ----------
                                          (4,825,895)    (4,201,081)
                                          ----------     ----------
Net increase                               4,531,172        505,784
                                          ==========     ==========

                                                   Delaware
                                                Extended Duration
                                                   Bond Fund
                                              ------------------
                                                   Year Ended
                                             7/31/02        7/31/01
Shares sold:
   Class A                                   601,760        369,200
   Class B                                   492,768        156,400
   Class C                                   226,214         76,401
   Institutional Class                     2,613,281      2,386,238

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                    39,021         22,285
   Class B                                    15,527          5,347
   Class C                                     8,099          2,048
   Institutional Class                       748,742        840,074
                                          ----------     ----------
                                           4,745,412      3,857,993
                                          ----------     ----------
Shares repurchased:
   Class A                                  (360,575)      (153,704)
   Class B                                   (56,053)       (35,552)
   Class C                                   (28,487)       (18,645)
   Institutional Class                    (3,931,380)    (4,109,198)
                                          ----------     ----------
                                          (4,376,495)    (4,317,099)
                                          ----------     ----------
Net increase (decrease)                      368,917       (459,106)
                                          ==========     ==========

Notes                                       Delaware Corporate Bond Fund
  to Financial Statements (continued)       Delaware Extended Duration Bond Fund


6. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of July 31, 2002, or at any time during the year.

7. Credit and Market Risk
Each Fund may invest in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

8. Tax Information (Unaudited)
The information set forth below is for the Funds' fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2002, the Funds designate distributions paid during the period as follows:

                 (A)              (B)
                 Long-Term        Ordinary       (C)
                 Capital Gains    Income         Total          (D)
                 Distributions    Distribution   Distribution   Qualifying
                 (Tax Basis)      (Tax Basis)    (Tax Basis)    Dividends(1)
                 -------------    ------------   ------------   ------------
Delaware
Corporate
Bond Fund        --               100%           100%           --

Delaware
Extended
Duration
Bond Fund        --               100%           100%           --

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Income Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (the "Funds") (each a series of Delaware Group Income Funds) as of July 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period September 15, 1998 (commencement of operations) through July 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at July 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended and for the period September 15, 1998 (commencement of operations) through July 31, 1999, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 6, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                 Principal                   Number of
     Name,                     Position(s)                                      Occupation(s)            Portfolios in Fund
   Address                      Held with            Length of Time                During                 Complex Overseen
and Birthdate                    Fund(s)                Served                   Past 5 Years               by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)      Chairman               2 Years              Since January 1, 2000,              89
   2005 Market Street           and Trustee                                Mr. Haldeman has served in
   Philadelphia, PA                                                       various capacities at different
       19103                                                              times at Delaware Investments(2)

   October 29, 1948                                                          President/Chief Operating
                                                                                 Officer/Director -
                                                                              United Asset Management
                                                                          (January 1998 - January 2000)

                                                                                Partner/Director -
                                                                             Cooke and  Bieler, Inc.
                                                                             (Investment Management)
                                                                            (June 1974 - January 1998)

David K. Downes(3)               President,              9 Years -                Mr. Downes has                107
2005 Market Street             Chief Executive       Executive Officer          served in various
 Philadelphia, PA                 Officer,                                     executive capacities
     19103                    Chief Financial        3 Years - Trustee         at different times
                             Officer and Trustee                              at Delaware Investments
   January 8, 1940


Independent Trustees

  Walter P. Babich                 Trustee               14 Years                  Board Chairman -             107
460 North Gulph Road                                                        Citadel Constructors, Inc.
 King of Prussia, PA                                                              (1989 - Present)
       19406


   October 1, 1927

                                         Other
     Name,                            Directorships
   Address                              Held by
and Birthdate                           Trustee
-----------------------------------------------------------

Interested Trustees

Charles E. Haldeman, Jr.(1)                None
   2005 Market Street
   Philadelphia, PA
       19103

   October 29, 1948



David K. Downes(3)                    Director/President -
2005 Market Street                      Lincoln National
 Philadelphia, PA                    Convertible Securities
     19103                                 Fund, Inc.

   January 8, 1940                      Director/President
                                        -Lincoln National
                                         Income Fund, Inc.
Independent Trustees

  Walter P. Babich                              None
460 North Gulph Road
 King of Prussia, PA
       19406


   October 1, 1927

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent.
(2) Delaware Investments is the marketing name for Delaware Management Holdings,
    Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                                   Principal                 Number of
     Name,                     Position(s)                                        Occupation(s)          Portfolios in Fund
   Address                      Held with            Length of Time                  During               Complex Overseen
and Birthdate                    Fund(s)                Served                     Past 5 Years             by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

 John H. Durham                  Trustee              23 Years(4)                Private Investor               107
  P.O. Box 819
Gwynedd Valley, PA
     19437

 August 7, 1937


John A. Fry                      Trustee                1 Year                      President -                  89
P.O. Box 3003                                                                Franklin & Marshall College
Lancaster, PA                                                                   (June 2002 - Present)
   17604
                                                                             Executive Vice President -
                                                                              University of Pennsylvania
May 28, 1960                                                                   (April 1995 - June 2002)


Anthony D. Knerr                 Trustee               12 Years              Founder/Managing Director -        107
500 Fifth Avenue                                                             Anthony Knerr & Associates
New York, NY                                                                   (Strategic Consulting)
   10110                                                                          (1990 - Present)

December 7, 1938


Ann R. Leven                    Trustee                13 Years             Treasurer/Chief Fiscal Officer -    107
785 Park Avenue                                                                National Gallery of Art
New York, NY                                                                       (1994 - 1999)
  10021

November 1, 1940


Thomas F. Madison               Trustee                8 Years                       President/Chief            107
200 South Fifth Street                                                            Executive Officer -
    Suite 2100                                                                     MLM Partners, Inc.
  Minneapolis, MN                                                              (Small Business Investing
       55402                                                                         and Consulting)
                                                                                 (January 1993 - Present)
  February 25, 1936

                                      Other
     Name,                         Directorships
   Address                           Held by
and Birthdate                        Trustee
---------------------------------------------------

Independent Trustees (continued)

 John H. Durham                      Trustee -
  P.O. Box 819                  Abington Memorial
Gwynedd Valley, PA                   Hospital
     19437

 August 7, 1937                 President/Director -
                                 22 WR Corporation

 John A. Fry                         Director -
P.O. Box 3003                    Sovereign Bancorp
Lancaster, PA
   17604
                                     Director -
                                  Sovereign Bank
May 28, 1960


Anthony D. Knerr                        None
500 Fifth Avenue
New York, NY
   10110

December 7, 1938


Ann R. Leven                        Director -
785 Park Avenue                 Recoton Corporation
New York, NY
10021                               Director -
                                  Systemax, Inc.
November 1, 1940
                                    Director -
                              Andy Warhol Foundation


Thomas F. Madison                Director - Valmont
200 South Fifth Street            Industries, Inc.
    Suite 2100
  Minneapolis, MN                  Director - ACI
       55402                      Telecentrics Inc.

  February 25, 1936              Director - Digital
                                     River Inc.

                                 Director - Rimage
                                    Corporation

                                                                             Principal                      Number of
     Name,                     Position(s)                                  Occupation(s)               Portfolios in Fund
   Address                      Held with            Length of Time            During                    Complex Overseen
and Birthdate                    Fund(s)                Served               Past 5 Years                   by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

Janet L. Yeomans                Trustee               3 Years          Vice President Treasurer -               107
 Building 220-13W-37                                                       3M Corporation
 St. Paul, MN                                                            (July 1995 - Present)
   55144
                                                                        Ms. Yeomans has held
 July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                             since 1983.

Officers

  William E. Dodge           Executive Vice            2 Years        Executive Vice President and              107
2005 Market Street           President and                              Chief Investment Officer -
 Philadelphia, PA           Chief Investment                                Equity of Delaware
      19103                 Officer - Equity                        Investment Advisers, a series of
                                                                           Delaware Management
June 29, 1949                                                                 Business Trust
                                                                          (April 1999 - Present)

                                                                           President, Director
                                                                            of Marketing and
                                                                        Senior Portfolio Manager -
                                                                       Marvin & Palmer Associates
                                                                         (Investment Management)
                                                                       (August 1996 - April 1999)

 Jude T. Driscoll            Executive Vice            1 Year         Executive Vice President and              107
2005 Market Street           President and                              Head of Fixed-Income of
 Philadelphia, PA               Head of                               Delaware Investment Advisers,
     19103                    Fixed-Income                                a series of Delaware
                                                                        Management Business Trust
March 10, 1963                                                           (August 2000 - Present)

                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                         (June 1998 - August 2000)

                                                                            Managing Director -
                                                                       NationsBanc Capital Markets
                                                                       (February 1996 - June 1998)

Richard J. Flannery      Executive Vice President,     5 Years         Mr. Flannery has served in               107
2005 Market Street         General Counsel and                        various executive capacities
 Philadelphia, PA      Chief Administrative Officer                      at different times at
      19103                                                              Delaware Investments.

 September 30, 1957

                                     Other
     Name,                       Directorships
   Address                          Held by
and Birthdate                       Trustee
---------------------------------------------------
Independent Trustees (continued)

Janet L. Yeomans                       None
 Building 220-13W-37
 St. Paul, MN
   55144

 July 31, 1948

Officers

  William E. Dodge                    None
2005 Market Street
 Philadelphia, PA
      19103

June 29, 1949



 Jude T. Driscoll                     None
2005 Market Street
 Philadelphia, PA
     19103

March 10, 1963





Richard J. Flannery                   None
2005 Market Street
 Philadelphia, PA
      19103

 September 30, 1957

                                                                             Principal                      Number of
     Name,                     Position(s)                                  Occupation(s)               Portfolios in Fund
   Address                      Held with            Length of Time            During                    Complex Overseen
and Birthdate                    Fund(s)                Served               Past 5 Years                   by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

Richelle S. Maestro        Senior Vice President,      9 Years          Ms. Maestro has served in               107
2005 Market Street         Deputy General Counsel                     various executive capacities
 Philadelphia, PA              and Secretary                             at different times at
      19103                                                              Delaware Investments.

 November 26, 1957

Michael P. Bishof          Senior Vice President       6 Years          Mr. Bishof has served in                107
2005 Market Street             and Treasurer                          various executive capacities
 Philadelphia, PA                                                         at different times at
      19103                                                               Delaware Investments.

August 18, 1962


                                     Other
     Name,                       Directorships
   Address                          Held by
and Birthdate                       Trustee
---------------------------------------------------
Officers (continued)

Richelle S. Maestro                   None
2005 Market Street
 Philadelphia, PA
      19103

 November 26, 1957

Michael P. Bishof                     None
2005 Market Street
 Philadelphia, PA
      19103

August 18, 1962

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                      This page intentionally left blank.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
  Delaware Balanced Allocation Portfolio
  Delaware Growth Allocation Portfolio
  Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                         Contact Information
Charles E. Haldeman, Jr.                     William E. Dodge                            Investment Manager
Chairman                                     Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds         Chief Investment Officer, Equity            Philadelphia, PA
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                         Delaware International Advisers Ltd.
Board Chairman                               Jude T. Driscoll                            London, England
Citadel Constructors, Inc.                   Executive Vice President and
King of Prussia, PA                          Head of Fixed Income                        National Distributor
                                             Delaware Investments Family of Funds        Delaware Distributors, L.P.
David K. Downes                              Philadelphia, PA                            Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds         Richard J. Flannery                         Shareholder Servicing, Dividend
Philadelphia, PA                             President and Chief Executive Officer       Disbursing and Transfer Agent
                                             Delaware Distributors, L.P.                 Delaware Service Company, Inc.
John H. Durham                               Philadelphia, PA                            2005 Market Street
Private Investor                                                                         Philadelphia, PA 19103-7094
Gwynedd Valley, PA                           Richelle S. Maestro
                                             Senior Vice President,                      For Shareholders
John A. Fry                                  Deputy General Counsel and Secretary        800 523-1918
President                                    Delaware Investments Family of Funds
Franklin & Marshall College                  Philadelphia, PA                            For Securities Dealers and Financial
Lancaster, PA                                                                            Institutions Representatives Only
                                             Michael P. Bishof                           800 362-7500
Anthony D. Knerr                             Senior Vice President and Treasurer
Consultant                                   Delaware Investments Family of Funds        Web site
Anthony Knerr & Associates                   Philadelphia, PA                            www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6566)                                                        Printed in the USA
AR-460 [7/02] VG 9/02                                                      J8554